EXHIBIT 99.2


                     FORM OF NOTICE OF GUARANTEED DELIVERY

                                      for

                             6 5/8% NOTES DUE 2004
                             6 7/8% NOTES DUE 2006
                             7 1/4% NOTES DUE 2011

                                       of

                               FEDEX CORPORATION


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of FedEx Corporation, a Delaware corporation (the
"Company"), made pursuant to the Prospectus, dated           , 2001 (as the same
may be amended or supplemented from time to time, the "Prospectus"), if certificates for the outstanding 6 5/8% notes due 2004, outstanding 6 7/8% notes due 2006 or outstanding 7 1/4% notes due 2011 of the Company (together, the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON          , 2001 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION
DATE").
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                  To: The Bank of New York, as Exchange Agent


By Mail or Hand/Overnight Delivery:                       By Facsimile:

The Bank of New York                                      (212) 815-6339
Reorganization Unit
101 Barclay Street - 7E                                   Confirm by Telephone:
New York, New York 10286
Attention: Santino Ginocchetti                            (212) 815-6331


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

--------------------------------------------------------      ------------------------------------------------------
               PLEASE SIGN AND COMPLETE                       Certificate No(s). of Old Notes (if available):

Signature(s) of Owner(s) or
Authorized Signatory:___________________________________      ______________________________________________________

________________________________________________________      ______________________________________________________

Principal Amount of Old 6 5/8% Notes Due 2004                 Date:_________________________________________________
Tendered:*
                                                              Name(s) of Registered Holder(s):
________________________________________________________      ______________________________________________________

________________________________________________________      ______________________________________________________
Principal Amount of Old 6 7/8% Notes Due 2006 Tendered:*
                                                              Address:______________________________________________

                                                              ______________________________________________________

________________________________________________________      Area Code and Telephone No.:__________________________

Principal Amount of Old 7 1/4% Notes Due 2011 Tendered:*      If Old Notes will be tendered by book-entry transfer
                                                              provide the following information:
________________________________________________________
                                                              Signature:____________________________________________
________________________________________________________
                                                              DTC Account Number:___________________________________

                                                              Date:_________________________________________________
--------------------------------------------------------      ------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.


                      Please print name(s) and address(es)


Name(s):________________________________________________________________________

________________________________________________________________________________

Capacity:_______________________________________________________________________

________________________________________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


             THE GUARANTEE ON THE OPPOSITE PAGE MUST BE COMPLETED.

--------------------
* Must be in denominations of $1,000 and integral multiples thereof, provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $1,000 or any integral multiple of $1,000 in excess thereof.

                                   GUARANTEE
                    (Not to Be Used for Signature Guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at the address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter of Transmittal (or agent's message in lieu thereof) and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.


--------------------------------------------------------      ------------------------------------------------------

Name of Firm:___________________________________________      ______________________________________________________
                                                                            (Authorized Signature)
Address:________________________________________________
                                                              Name:_________________________________________________
________________________________________________________
                  (Include Zip Code)                          Title:________________________________________________

Area Code and                                                 Date:_________________________________________________
Telephone No.:__________________________________________

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


DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.